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                                                                   Exhibit 10.22

                              9.5% Promissory Note

$140,000.00 (U.S.)                                             December 31, 1998
                                                        Warrington, Pennsylvania

            FOR VALUE RECEIVED, Andrew W. Schmidt, whose principal residence and mailing address is 2146 Ted-Jim Drive, Warrington, Pennsylvania 19876 (the "Maker"), promises to pay to the order of Able Energy Company, Inc. (the "Holder"), a Delaware corporation, at its place of business at 344 Route 46, Rockaway, New Jersey 07866, or such other place as the Holder may designate from time to time hereafter, the principal sum of ONE HUNDRED AND FORTY THOUSAND DOLLARS U.S. ($140,000) (or the amount actually advanced, if less), together with interest at the initial rate of Nine and One-Half Percent (9.5%) per annum, subject to adjustment as specified below, on the "Maturity Date." There shall be no penalty for prepayment of any amount due and owing, in part or in full. In no event shall any interest or other charges to be paid under this Promissory Note (the "Note") exceed the maximum rate permitted by law. All amounts stated herein shall be in U.S. dollars.

            1. Payments.

                  (a) The Holder shall loan funds hereunder in one installment of One Hundred and Forty Thousand Dollars ($140,000) which shall be used by the Maker immediately to purchase all of the issued and outstanding capital stock of Able Oil Company Montgomery, Inc. at closing.

                  (b) Interest shall accrue and be payable monthly in arrears from the date hereof to the Maturity Date, which shall be 60 months from the date hereof. Payments to Holder shall be made without deduction for any taxes, charges or withholding tax ("Taxes") applicable to such payments. If the Maker is required by law to deduct any Taxes from or in respect of any interest payment, the amount payable shall be increased by the amount of such Taxes so that after making the required deductions, the Holder shall receive an amount equal to the amount of interest the Holder would have received had no such deductions been made. The Maker shall make such deductions and pay the full amount to the relevant taxing authority in accordance with applicable law.

                        All payments on this Note shall be applied first to accrued interest hereon, with the balance to the payment of principal hereof.

                  (c) Payments of principal and interest on this Note shall be made by certified check or bank draft sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Maker, in such currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.
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                  (d) The obligations to make the payments provided for in this
Note are absolute and unconditional and not subject to any defense, setoff counterclaim, rescission, recoupment or adjustment whatsoever. The Maker hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

            2. Events of Default.

                  The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

                        (a) A default in the payment of the principal on this Note, when and as the same shall become due and payable;

                        (b) A default in the payment of any interest on this Note, when and as the same shall become due and payable, which default shall continue for ten (10) business days after the date fixed for the making of such interest payment;

                        (c) A failure to perform or observe any term, covenant, warranty, representation or agreement contained herein or in the pledge and security agreement, stock purchase agreement or franchise agreement each of even date herewith, executed by the Maker in favor of the Holder, or other obligation of the Maker to the Holder, and continuance of such default or breach for a period of thirty (30) days after receipt of notice from the Holder as to such breach or after the Maker had or should have had knowledge of such breach;

                        (d) A final judgment or judgments for the payment of money in excess of $10,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction against the Maker or any subsidiary thereof and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Maker or any subsidiary thereof shall not within such 30-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; and

                        (e) The entry of a decree or order by a court having jurisdiction adjudging the Maker or any subsidiary thereof bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Maker or


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any subsidiary thereof, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 10 days; or the commencement by the Maker or any subsidiary thereof of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Maker or any subsidiary thereof or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Maker or any subsidiary thereof in furtherance of any such action.

            3. Remedies Upon Default.

                  (a) Upon the occurrence of an Event of Default referred to in
Section 2, the Holder, by notice in writing given to the Maker, may declare the entire principal amount then outstanding of and the accrued interest on, this Note to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Maker.

                  (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Maker, and in connection with any such action or proceeding shall be entitled to receive from the Maker payment of the principal amount of this Note plus accrued interest to the Maturity Date plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

            4. Miscellaneous.

                  (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Maker, at his address at 2146 Ted-Jim Drive, Warrington, Pennsylvania 19876;
(ii) if to the Holder, at its address set forth on the first page hereof; or
(iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given


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at the time of receipt thereof. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

                  (b) Upon receipt of evidence satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), the Maker shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

                  (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

                  (d) This Note may be amended only by a written instrument executed by the Maker and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

                  (e) This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to its principles governing conflicts of law.

                  (f) Any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument shall be subject to the jurisdiction of the courts of the Commonwealth of Pennsylvania and of any federal court located in Pennsylvania.


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            IN WITNESS WHEREOF, the Maker has caused this Note to be executed and dated the day and year first above written.

                                          ANDREW W. SCHMIDT


                                          /s/ Andrew W. Schmidt
                                          ------------------------------

Commonwealth of Pennsylvania  }
                              } SS.
County of Bucks               }


      Personally appeared before me this 31 day of December, 1998, the above-named Andrew W. Schmidt, to me known to be the person who executed the foregoing Promissory Note as Maker.


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(seal)                                          Notary Public

                                                Commission Expiration Date:
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